SEGMENT INFORMATION

                     TECHNE CORPORATION AND SUBISIDARIES
                  (in thousands of $'s, except per share data)

                                                                       Increase (Decrease)
                                       Fiscal 2008                      From Fiscal 2007
                       ----------------------------------------  ------------------------------
                        First  Second   Third           Percent  First  Second   Third
                        Qtr     Qtr     Qtr     YTD    Of Sales   Qtr     Qtr    Qtr      YTD
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Sales                  57,987  62,142  69,522  189,651   100%     5,636   9,633   9,325  24,594
Cost of sales          12,104  12,751  14,146   39,001    21%       867   2,037   2,127   5,031
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Gross margin           45,883  49,391  55,376  150,650    79%     4,769   7,596   7,198  19,563

Gross margin
 percentage              79.1%   79.5%   79.7%    79.4%

SG&A expense            8,090  10,645   8,994   27,729    15%     1,023   1,815   1,765   4,603
R&D expense             5,181   5,562   5,839   16,582     9%       326     518     670   1,514
Amortization expense      288     282     283      853     -       (115)   (122)   (120)   (357)
Interest expense            0       0       0        0     -       (268)   (815)      0  (1,083)
Interest income        (2,998) (3,252) (3,155)  (9,405)   (5%)   (1,322) (1,296)   (918) (3,536)
Other non-operating
  expense, net            569     573     423    1,565     -         84     145    (344)   (115)
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
                       11,130  13,810  12,384   37,324    19%      (272)    245   1,053   1,026
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Earnings before
 income taxes          34,753  35,581  42,992  113,326    60%     5,041   7,351   6,145  18,537
Income taxes           11,681  11,942  13,402   37,025    20%     1,600   2,375     448   4,423
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
                       23,072  23,639  29,590   76,301    40%     3,441   4,976   5,697  14,114
                       ======  ======  ======  ======= ========  ======  ======  ======  ======
Diluted earnings
 per share                .58     .60     .76     1.94
Weighted average
 diluted shares
 outstanding           39,587  39,497  39,108  39,396



                                     BIOTECHNOLOGY  (1)
                                    (in thousands of $'s)

                                                                       Increase (Decrease)
                                       Fiscal 2008                      From Fiscal 2007
                       ----------------------------------------  ------------------------------
                        First  Second   Third           Percent  First  Second   Third
                        Qtr     Qtr     Qtr     YTD    Of Sales   Qtr     Qtr    Qtr      YTD
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Sales                  45,328  46,576  52,912  144,816   100%     3,707   6,503   6,710  16,920
Intersegment sales     (6,447) (7,433) (7,822) (21,702)            (748)   (786)   (750) (2,284)
                       ------  ------  ------  -------           ------  ------  ------  ------
                       38,881  39,143  45,090  123,114            2,959   5,717   5,960  14,636

Cost of sales           8,997   9,612  10,709   29,318    20%       515   1,929   1,668   4,112
Intersegment sales     (6,174) (7,430) (7,755) (21,359)            (650)   (995)   (608) (2,253)
                       ------  ------  ------  -------           ------  ------  ------  ------
                        2,823   2,182   2,954    7,959             (135)    934   1,060   1,859

Gross margin           36,058  36,961  42,136  115,155    80%     3,094   4,783   4,900  12,777

Gross margin
 percentage              80.2%   79.4%   79.8%    79.8%

SG&A expense            4,624   5,534   5,257   15,415    11%       611     870   1,091   2,572
R&D expense             5,002   5,368   5,640   16,010    11%       327     514     669   1,510
Amortization expense      288     282     283      853     1%      (115)   (122)   (120)   (357)
Interest, net          (1,257) (1,309) (1,285)  (3,851)   (3%)     (662)   (587)   (444) (1,693)
Exchange loss/(gain)       34      12      (5)      41    --         34      12      (5)     41
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
                        8,691   9,887   9,890   28,468    20%       195     687   1,191   2,073
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Pretax result          27,367  27,074  32,246   86,687    60%     2,899   4,096   3,709  10,704
                       ======  ======  ======  ======= ========  ======  ======  ======  ======

(1)	Includes R&D Systems' Biotechnology Division,
     BiosPacific, Inc. and R&D China


                                    R&D SYSTEMS EUROPE
                             (in thousands of British pounds)

                                                                       Increase (Decrease)
                                       Fiscal 2008                      From Fiscal 2007
                       ----------------------------------------  ------------------------------
                        First  Second   Third           Percent  First  Second   Third
                        Qtr     Qtr     Qtr     YTD    Of Sales   Qtr     Qtr    Qtr      YTD
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Sales                   7,605   9,301  10,180   27,086    100%      735   1,450   1,326   3,511
Cost of sales           3,455   4,053   4,392   11,900     44%      170     287     301     758
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Gross margin            4,150   5,248   5,788   15,186     56%      565   1,163   1,025   2,753

Gross margin
 percentage              54.6%   56.4%   56.9%    56.1%

SG&A expense            1,114   1,276   1,163    3,553     13%       40      40      88     168
Interest income          (683)   (773)   (762)  (2,218)    (8%)    (273)   (293)   (220)   (786)
Exchange loss/(gain)      (96)    (81)   (230)    (407)    (2%)    (174)    (17)   (252)   (443)
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
                          335     422     171      928      3%     (407)   (270)   (384) (1,061)
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Pretax result           3,815   4,826   5,617   14,258     53%      972   1,433   1,409   3,814
                       ======  ======  ======  ======= ========  ======  ======  ======  ======



                                   R&D SYSTEMS EUROPE
                                   (in thousands of $'s)

                                                                       Increase (Decrease)
                                       Fiscal 2008                      From Fiscal 2007
                       ----------------------------------------  ------------------------------
                        First  Second   Third           Percent  First  Second   Third
                        Qtr     Qtr     Qtr     YTD    Of Sales   Qtr     Qtr    Qtr      YTD
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Sales                  15,449  19,027  20,226   54,702    100%    2,522   3,770   2,823   9,115
Cost of sales           7,020   8,293   8,726   24,039     44%      839     974     686   2,499
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Gross margin            8,429  10,734  11,500   30,663     56%    1,683   2,796   2,137   6,616

Gross margin
 percentage              54.6%   56.4%   56.9%    56.1%

SG&A expense            2,262   2,599   2,311    7,172     13%      242     194     199     635
Interest income        (1,387) (1,576) (1,514)  (4,477)    (8%)    (616)   (643)   (447) (1,706)
Exchange loss/gain)      (198)   (165)   (457)    (820)    (2%)    (345)    (39)   (499)   (883)
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
                          677     858     340    1,875      3%     (719)   (488)   (747) (1,954)
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Pretax result           7,752   9,876  11,160   28,788     53%    2,402   3,284   2,884   8,570
                       ======  ======  ======  ======= ========  ======  ======  ======  ======



                                        HEMATOLOGY
                                   (in thousands of $'s)

                                                                       Increase (Decrease)
                                       Fiscal 2008                      From Fiscal 2007
                       ----------------------------------------  ------------------------------
                        First  Second   Third           Percent  First  Second   Third
                        Qtr     Qtr     Qtr     YTD    Of Sales   Qtr     Qtr    Qtr      YTD
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Sales                   3,657   3,972   4,206   11,835    100%      155     146     542     843
Cost of sales           2,261   2,276   2,466    7,003     59%      163     129     381     673
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Gross margin            1,396   1,696   1,740    4,832     41%       (8)     17     161     170

Gross margin
 percentage              38.2%   42.7%   41.4%    40.8%

SG&A expense              467     487     489    1,443     12%       69      48      58     175
R&D expense               179     194     199      572      5%       (1)      4       1       4
Interest, net            (120)   (125)   (123)    (368)    (3%)     (39)    (30)    (12)    (81)
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
                          526     556     565    1,647     14%       29      22      47      98
                       ------  ------  ------  ------- --------  ------  ------  ------  ------
Pretax result             870   1,140   1,175    3,185     27%      (37)     (5)    114      72
                       ======  ======  ======  ======= ========  ======  ======  ======  ======




                                CORPORATE AND OTHER (2)
                                  (in thousands of $'s)

                                                               Increase (Decrease)
                                         Fiscal 2008              From Fiscal 2007
                         -------------------------------  ------------------------------
                          First  Second   Third            First  Second   Third
                          Qtr     Qtr     Qtr     YTD       Qtr     Qtr    Qtr      YTD
                         ------  ------  ------  -------  ------  ------  ------  ------
Interest income             234     242     233      709       5      36      15      56
Rental income                67     111      91      269    (232)   (130)     36    (326)
                         ------  ------  ------  -------  ------  ------  ------  ------
                            301     353     324      978    (227)    (94)     51    (270)

SG&A expense                737   2,025     937    3,699     101     703     417   1,221
Interest expense             --      --      --       --    (268)   (815)     --  (1,083)
Other-Building expenses     544     600     633    1,777      34      51     114     199
Other-Equity Investment
 losses                     256     237     343      836     129      (9)     82     202
                         ------  ------  ------  -------  ------  ------  ------  ------
                          1,537   2,862   1,913    6,312      (4)    (70)    613     539
                         ------  ------  ------  -------  ------  ------  ------  ------
Pretax result            (1,236) (2,509) (1,589)  (5,334)   (223)    (24)   (562)   (809)
                         ======  ======  ======  =======  ======  ======  ======  ======


(2)	Unallocated corporate expenses and Techne's
      share of losses by Hemerus Medical, LLC and Nephromics, LLC.